Financial Assets at Fair Value Through Other Comprehensive Income - Summary of Financial Assets at Fair Value Through Other Comprehensive Income (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2019 TWD ($)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 TWD ($)
Financial assets at fair value through other comprehensive income [abstract]
Investments in equity instruments at FVTOCI	$ 755,903	$ 25,272	$ 580,399
Investments in debt instruments at FVTOCI	1,014,872	33,931	1,016,924
Total	$ 1,770,775	$ 59,203	$ 1,597,323